Exhibit 10.7

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT, dated as of [                 ], 2014, is entered into by Ashford Inc., a Delaware corporation (“Ashford Inc.”) for the benefit of the holders of common units in Ashford Hospitality Advisors LLC, a Delaware limited liability company (“Ashford LLC”) whose names are set forth on Exhibit A attached hereto (the “Ashford LLC Unit Holders”).

RECITALS

WHEREAS, in connection with the separation and distribution of Ashford Inc. (the “Transaction”) from Ashford Hospitality Trust, Inc., a Maryland Corporation (“Ashford Trust”), Ashford Hospitality Limited Partner (“Ashford Trust OP”) distributed all of the Ashford LLC Common Units pro rata to its limited partners, in accordance with the provisions of Ashford Trust OP’s partnership agreement, and each limited partner of Ashford Trust OP has been admitted as a member of Ashford LLC; and

WHEREAS, Ashford Inc. has issued shares of its common stock, par value $0.01 per share (the “Common Stock”), in exchange for Ashford LLC Common Units pursuant to a prospectus that is part of a registration statement on Form S-4  (Registration No. 333-197191) filed with the SEC, pursuant to which each holder of Ashford LLC Common Units (other than Ashford Trust) was given the option to exchange up to 99% of its Ashford LLC Common Units for shares of Common Stock, in even multiples of 55 (the “Exchange Offer”);

WHEREAS, pursuant to the Operating Agreement (as defined below), Ashford LLC Common Units owned by the Ashford LLC Unit Holders following the consummation of the Exchange Offer will be redeemable for cash or, at the option of Ashford Inc., for shares of Common Stock, upon the terms and subject to the conditions contained in the Operating Agreement; and

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1            Definitions.  In addition to the definitions set forth above, the following terms, as used herein, have the following meanings:

“Affiliate” of any Person means any other Person directly or indirectly controlling or controlled by or under common control with such Person.  For the purposes of this definition, “control” when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement” means this Registration Rights Agreement, as it may be amended, supplemented or restated from time to time.

“Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in Dallas, Texas are authorized or required by law, regulation or executive order to close.

“Charter” means the Amended and Restated Certificate of Incorporation of Ashford Inc. as filed with the Secretary of State of the State of Delaware on                      , 2014, as the same may be amended, modified or restated from time to time.

“Commission” means the Securities and Exchange Commission.

“Confidential Information” means Confidential Information as defined in Section 2.13(c).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchangeable Ashford LLC Common Units” means Ashford LLC Common Units that may be redeemable for cash or, at the sole and absolute discretion of Ashford Inc., exchangeable for shares of Common Stock pursuant to Section 7.3 of the Operating Agreement.

“Holder” means any Initial Holder who is the record or beneficial owner of any Registrable Security or any assignee or transferee of such Initial Holder (including assignments or transfers of Registrable Securities to such assignees or transferees as a result of the foreclosure on any loans secured by such Registrable Securities) (x) to the extent permitted under the Operating Agreement or the Charter, as applicable, and (y) provided such assignee or transferee agrees in writing to be bound by all the provisions hereof, unless such owner, assignee or transferee acquires such Registrable Security in a public distribution pursuant to a registration statement under the Securities Act or pursuant to transactions exempt from registration under the Securities Act where securities sold in such transaction may be resold without subsequent registration under the Securities Act.

“Immediate Family” of any individual means such individual’s estate and heirs or current spouse, or former spouse, parents, parents-in-law, children (whether natural or adoptive or by marriage), siblings and grandchildren and any trust or estate, all of the beneficiaries of which consist of such individual or any of the foregoing.

“Initial Holder” means (i) the Ashford LLC Unit Holders, (ii) any partner, member or stockholder of the Ashford LLC Unit Holder, (iii) any Affiliate of any such partner, member or stockholder, and (iv) the Immediate Family of any of the foregoing.

“Issuer Shelf Registration Statement” has the meaning set forth in Section 2.1(b).

“Notice and Questionnaire” means a written notice, substantially in the form attached as Exhibit B, delivered by a Holder to Ashford Inc. (i) notifying Ashford Inc. of such Holder’s desire to include Registrable Securities held by it in a Resale Shelf Registration Statement, (ii) containing all information about such Holder required to be included in such registration

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statement in accordance with applicable law, including Item 507 of Regulation S-K promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto, and (iii) pursuant to which such Holder agrees to be bound by the terms and conditions hereof.

“Operating Agreement” means the Amended and Restated Operating Agreement of Ashford LLC, dated as of                     , 2014, as the same may be amended, modified or restated from time to time.

“Person” means an individual or a corporation, partnership, limited liability company, association, trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Primary Shares” has the meaning set forth in Section 2.1(b) of this Agreement.

“Registrable Securities” means shares of Common Stock at any time owned, either of record or beneficially, by any Holder which are issuable or issued upon exchange of Exchangeable Ashford LLC Common Units issued in connection with the Transaction and any additional shares of Common Stock issued as a dividend, distribution or exchange for, or in respect of such shares until:

(i) a Registration Statement covering such shares has been declared effective by the Commission and such shares have been disposed of pursuant to such effective Registration Statement or such shares (other than Restricted Shares) were issued pursuant to an effective Registration Statement;

(ii) such shares have been distributed to the common stockholders of Ashford Trust in a distribution exempt from Registration;

(iii) such shares have been publicly sold under Rule 144 and such shares are no longer Restricted Shares; or

(iv) such securities have been sold by a Holder in a transaction in which such Holder’s rights under this Agreement are not, or cannot be, assigned;

provided, however, that “Registrable Securities” for purposes of the indemnification obligations contained in Section 2.9 shall mean all shares that are Registered on the applicable Shelf Registration, notwithstanding that such shares may not otherwise be “Registrable Securities.”

“Resale Shelf Registration” shall have the meaning set forth in Section 2.1(a).

“Resale Shelf Registration Statement” shall have the meaning set forth in Section 2.1(a).

“Restricted Shares” means shares of Common Stock issued under an Issuer Registration Statement which if sold by the holder thereof would constitute “restricted securities” as defined under Rule 144.

“Rule 144” means Rule 144 promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the Commission.

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“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Holder” means a Holder who is selling Registrable Securities pursuant to a Resale Shelf Registration Statement under the Securities Act.

“Shelf Registration Statement” means a Resale Shelf Registration Statement or an Issuer Shelf Registration Statement, as applicable.

“Suspension Notice” means any written notice delivered by the Company pursuant to Section 2.9 with respect to the suspension of rights under a Resale Shelf Registration Statement or any prospectus contained therein.

ARTICLE II

REGISTRATION RIGHTS

Section 2.1            Shelf Registration.

(a)           Resale Shelf Registration.  Subject to Section 2.9, Ashford Inc. shall prepare and file not later than 54 weeks after the consummation date of the Transaction, a “shelf” registration statement with respect to the resale of the Registrable Securities (“Resale Shelf Registration”) by the Holders thereof on an appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (the “Resale Shelf Registration Statement”) and permitting registration of such Registrable Securities for resale by such Holders in accordance with the methods of distribution elected by the Holders and set forth in the Resale Shelf Registration Statement.  Ashford Inc. shall use its commercially reasonable efforts to cause the Resale Shelf Registration Statement to be declared effective by the Commission as promptly as reasonably practicable after the filing thereof, and, subject to Sections 2.1(c) and 2.9, to keep such Resale Shelf Registration Statement continuously effective for a period ending when all shares of Common Stock covered by the Resale Shelf Registration Statement are no longer Registrable Securities.  In addition, if the Resale Shelf Registration Statement is not on Form S-3 (or any similar or successor form) and during the period that the Resale Shelf Registration Statement is effective Ashford Inc. becomes eligible to use Form S-3 (or any similar or successor form), Ashford Inc. shall be entitled to amend the Resale Shelf Registration Statement so that it becomes a registration statement on Form S-3 (or any similar or successor form); provided, however, that the Company shall use its best efforts to have such amendment declared effective as soon as practicable after filing.

At the time the Resale Shelf Registration Statement is declared effective, each Holder that has delivered a duly completed and executed Notice and Questionnaire to the Company on or prior to the date ten (10) Business Days prior to such time of effectiveness shall be named as a selling securityholder in the Resale Shelf Registration Statement and the related prospectus in such a manner as to permit such Holder to deliver such prospectus to purchasers of Registrable Securities in accordance with applicable law.  If required by applicable law, subject to the terms and conditions hereof, after effectiveness of the Resale Shelf Registration Statement, Ashford Inc. shall file a supplement to such prospectus or amendment to the Resale Shelf Registration Statement not less than once a quarter as necessary to name as selling securityholders therein any

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Holders that provide to Ashford Inc. a duly completed and executed Notice and Questionnaire and shall use commercially reasonable efforts to cause any post-effective amendment to such Resale Shelf Registration Statement filed for such purpose to be declared effective by the Commission as promptly as reasonably practicable after the filing thereof.

(b)           Issuance Shelf Registration.  Ashford Inc. may, at its option, satisfy its obligation to prepare and file a Resale Shelf Registration Statement pursuant to Section 2.1(a) with respect to shares of Common Stock issuable upon exchange of Exchangeable Ashford LLC Common Units received in connection with the Transaction by preparing and filing with the Commission a registration statement on an appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (an “Issuer Shelf Registration Statement”) providing for the issuance by Ashford Inc., from time to time, to the Holders of such Exchangeable Ashford LLC Common Units shares of Common Stock registered under the Securities Act (the “Primary Shares”) in lieu of Ashford LLC’s obligation to pay cash for such Exchangeable Ashford LLC Common Units.  Ashford Inc. shall use its commercially reasonable efforts to cause the Issuer Shelf Registration Statement to be declared effective by the Commission as promptly as reasonably practicable after filing thereof.  Ashford Inc. shall use commercially reasonable efforts, subject to Sections 2.1(c) and 2.9, to keep the Issuer Shelf Registration Statement continuously effective for a period (the “Effectiveness Period”) expiring on the date all of the shares of Common Stock covered by such Issuer Shelf Registration Statement have been issued by the Company pursuant thereto.  In addition, if the Issuer Shelf Registration Statement is not on Form S-3 (or any similar or successor form) and during the period that the Issuer Shelf Registration Statement is effective Ashford Inc. becomes eligible to use Form S-3 (or any similar or successor form), Ashford Inc. shall be entitled to amend the Issuer Shelf Registration Statement so that it becomes a registration statement on Form S-3 (or any similar or successor form); provided, however, that Ashford Inc. shall use its best efforts to have such amendment declared effective as soon as practicable after filing.  If Ashford Inc. shall exercise its rights under this Section 2.1(b), Holders (other than Holders of Restricted Shares) shall have no right to have shares of Common Stock issued or issuable upon exchange of Exchangeable Ashford LLC Common Units included in a Resale Shelf Registration Statement pursuant to Section 2.1(a).

(c)           Continuous Effectiveness.  Ashford Inc. shall prepare and file such additional registration statements as necessary and use its commercially reasonable efforts to cause such registration statements to be declared effective by the Commission so that a shelf registration statement remains continuously effective, subject to Section 2.9, with respect to resales of Registrable Securities as and for the periods required under Section 2.1(a) or (b), as applicable, such subsequent registration statements, if any, shall constitute a Issuer Shelf Registration Statement or a Resale Shelf Registration Statement, as the case may be, hereunder.

(d)           Selling Holders Become Party to Agreement.  Each Holder acknowledges that by participating in its registration rights pursuant to this Agreement, such Holder will be deemed a party to this Agreement and will be bound by its terms, notwithstanding such Holder’s failure to deliver a Notice and Questionnaire; provided, that any Holder that has not delivered a duly completed and executed Notice and Questionnaire shall not be entitled to be named as a Selling Holder in, or have the Registrable Securities held by it covered by, a Resale Shelf Registration Statement.

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Section 2.2            Registration Procedures; Filings; Information.  Subject to Section 2.9 hereof, in connection with any Resale Shelf Registration Statement under Section 2.1(a), Ashford Inc. will use its commercially reasonable efforts to effect the registration of the Registrable Securities covered thereby in accordance with the intended method of disposition thereof as quickly as reasonably practicable, and in connection with any Issuer Shelf Registration Statement under Section 2.1(b), the Company will use its commercially reasonable efforts to effect the registration of the Primary Shares as quickly as reasonably practicable.  In connection with any Shelf Registration Statement:

(a)           Ashford Inc. will, if requested, prior to filing a Resale Shelf Registration Statement or prospectus or any amendment or supplement thereto, furnish to each Selling Holder of the Registrable Securities covered by such registration statement copies of such registration statement as proposed to be filed, and thereafter furnish to such Selling Holder such number of conformed copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Selling Holder may reasonably request to facilitate the disposition of the Registrable Securities owned by such Selling Holder.

(b)           After the filing of the Resale Shelf Registration Statement, Ashford Inc. will promptly notify each Selling Holder of Registrable Securities covered by such registration statement of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

(c)           Ashford Inc. will use its commercially reasonable efforts to (i) register or qualify the Registrable Securities under such other securities or “blue sky” laws of such jurisdictions in the United States (where an exemption does not apply) as any Selling Holder reasonably (in light of such Selling Holder’s intended plan of distribution) requests and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of Ashford Inc. and do any and all other acts and things that may be reasonably necessary or advisable to enable such Selling Holder to consummate the disposition of the Registrable Securities owned by such Selling Holder; provided that Ashford Inc. will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (c), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

(d)           Ashford Inc. will immediately notify each Selling Holder of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) Ashford Inc.’s receipt of any notification of the suspension of the qualification of any Registrable Securities covered by a Resale Shelf Registration Statement for sale in any jurisdiction; or (ii) the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and promptly make available to each Selling Holder any such supplement or amendment.

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(e)           Ashford Inc. will otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder (or any successor rule or regulation hereafter adopted by the Commission).

(f)            Ashford Inc. will use its commercially reasonable efforts to cause all Registrable Securities covered by such Resale Shelf Registration Statement or Primary Shares covered by such Issuer Shelf Registration Statement to be listed on each securities exchange on which similar securities issued by Ashford Inc. are then listed.

(g)           In addition to the Notice and Questionnaire, Ashford Inc. may require each Selling Holder of Registrable Securities to promptly furnish in writing to Ashford Inc. such information regarding such Selling Holder, the Registrable Securities held by it and the intended method of distribution of the Registrable Securities as Ashford Inc. may from time to time reasonably request and such other information as may be legally required in connection with such registration.  No Holder may include Registrable Securities in any registration statement pursuant to this Agreement unless and until such Holder has furnished to Ashford Inc. such information.  Each Holder further agrees to furnish as soon as reasonably practicable to Ashford Inc. all information required to be disclosed to make information previously furnished to Ashford Inc. by such Holder not materially misleading.

(h)           Each Selling Holder agrees that, upon receipt of any notice from Ashford Inc. of the happening of any event of the kind described in Section 2.2(b) or 2.2(d) or upon receipt of a Suspension Notice, such Selling Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Selling Holder’s receipt of written notice from Ashford Inc. that such disposition may be made and, in the case of clause (ii) of Section 2.2(d) or, if applicable, Section 2.9, copies of any supplemented or amended prospectus contemplated by clause (ii) of Section 2.2(d) or, if applicable, prepared under Section 2.9, and, if so directed by Ashford Inc., such Selling Holder will deliver to Ashford Inc. all copies, other than permanent file copies then in such Selling Holder’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice.  Each Selling Holder of Registrable Securities agrees that it will immediately notify Ashford Inc. at any time when a prospectus relating to the registration of such Registrable Securities is required to be delivered under the Securities Act of the happening of an event as a result of which information previously furnished by such Selling Holder to Ashford Inc. in writing for inclusion in such prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made.

Section 2.3            Registration Expenses.  In connection with any registration statement required to be filed hereunder, Ashford Inc. shall pay the following registration expenses incurred in connection with the registration hereunder (the “Registration Expenses”): (i) all fees and expenses of compliance with securities or “blue sky” laws (including registration and filing fees and reasonable fees and disbursements of counsel in connection with blue sky qualifications

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of the Registrable Securities); (ii) printing expenses; (iii) internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties); (iv) the fees and expenses incurred in connection with the listing of the Registrable Securities; (v) reasonable fees and disbursements of counsel for Ashford Inc. and customary fees and expenses for independent certified public accountants retained by Ashford Inc.; and (vi) the reasonable fees and expenses of any special experts retained by Ashford Inc. in connection with such registration.  Ashford Inc. shall have no obligation to pay any fees, discounts or commissions attributable to the sale of Registrable Securities, any out-of-pocket expenses of the Holders (or the agents who manage their accounts), or any transfer taxes relating to the registration or sale of the Registrable Securities.

Section 2.4            Indemnification by Ashford Inc..  Ashford Inc. agrees to indemnify and hold harmless each Selling Holder of Registrable Securities, its officers, directors and agents, and each Person, if any, who controls such Selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if Ashford Inc. shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or that arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission included in reliance upon and in conformity with information furnished in writing to Ashford Inc. by such Selling Holder or on such Selling Holder’s behalf expressly for inclusion therein.  The indemnity provided for in this Section 2.4 shall remain in full force and effect regardless of any investigation made by or on behalf of any Selling Holder.

Section 2.5            Indemnification by Holders of Registrable Securities.  Each Selling Holder agrees, severally but not jointly, to indemnify and hold harmless Ashford Inc., its officers, directors and agents (including, without limitation, the underwriters with respect to an underwritten offering) and each Person, if any, who controls Ashford Inc. within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from Ashford Inc. to such Selling Holder, but only with respect to information relating to such Selling Holder included in reliance upon and in conformity with information furnished in writing by such Selling Holder or on such Selling Holder’s behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus.  In case any action or proceeding shall be brought against Ashford Inc. or its officers, directors or agents or any such controlling person, in respect of which indemnity may be sought against such Selling Holder, such Selling Holder shall have the rights and duties given to Ashford Inc., and Ashford Inc. or its officers, directors or agents or such controlling person shall have the rights and duties given to such Selling Holder, by Section 2.4.  The obligations of any Selling Holder pursuant to this Section 2.5 will be limited to an amount equal to the net proceeds to such Selling Holder (after deducting any discounts and commissions) from the disposition pursuant to such registration.

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Section 2.6                                   Conduct of Indemnification Proceedings.  In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 2.4 or 2.5, such person (an “Indemnified Party”) shall promptly notify the person against whom such indemnity may be sought (an “Indemnifying Party”) in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses; provided, however, that the failure of any Indemnified Party to give such notice will not relieve such Indemnifying Party of any obligations under this Article II, except to the extent such Indemnifying Party is materially prejudiced by such failure.  In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred.  In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by (i) in the case of Persons indemnified pursuant to Section 2.4 hereof, the Selling Holders which owned a majority of the Registrable Securities sold under the applicable registration statement and (ii) in the case of Persons indemnified pursuant to Section 2.5, Ashford Inc.  The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.  Notwithstanding the foregoing sentence, if at any time an Indemnified Party shall have requested an Indemnifying Party to reimburse the Indemnified Party for fees and expenses of counsel as contemplated by the third sentence of this paragraph, the Indemnifying Party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than thirty (30) Business Days after receipt by such Indemnifying Party of the aforesaid request and (ii) such Indemnifying Party shall not have reimbursed the Indemnified Party in accordance with such request prior to the date of such settlement.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding.

Section 2.7                                   Contribution.  If the indemnification provided for in Section 2.4 or 2.5 hereof is unavailable to an Indemnified Party or insufficient in respect of any losses, claims, damages or liabilities referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of Ashford Inc. and each Selling Holder in connection

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with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative fault of Ashford Inc. on the one hand and of each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

Ashford Inc. and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 2.7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.  The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 2.7, no Selling Holder shall be required to contribute any amount in excess of the amount by which the net proceeds from the sale of the securities of such Selling Holder to the public exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Selling Holder’s obligations to contribute pursuant to this Section 2.7 are several in the proportion the net proceeds of the offering received by such Selling Holder bear to the total net proceeds of the offering received by all the Selling Holders and not joint.

Section 2.8                                   Rule 144.  Ashford Inc. covenants that it will (a) make and keep public information regarding Ashford Inc. available as those terms are defined in Rule 144, (b) file in a timely manner any reports and documents required to be filed by it under the Securities Act and the Exchange Act, (c) furnish to any Holder forthwith upon request (i) a written statement by Ashford Inc. as to its compliance with the reporting requirements of Rule 144 (at any time more than 90 days after the completion of the Transaction), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), and (ii) a copy of the most recent annual or quarterly report of Ashford Inc. and such other reports and documents so filed by Ashford Inc., and (d) take such further action as any Holder may reasonably request, all to the extent required from time to time to enable Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

Section 2.9                                   Suspension of Use of Registration Statement.

(a)                                 If the Board of Directors of Ashford Inc. determines in its good faith judgment that the filing of a Resale Shelf Registration Statement under Section 2.1(a) or the use of any related prospectus would be materially detrimental to Ashford Inc. because such action would require the disclosure of material information that Ashford Inc. has a bona fide business purpose for preserving as confidential or the disclosure of which would impede Ashford Inc.’s ability to consummate a significant transaction (“Confidential Information”), and that Ashford Inc. is not

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otherwise required by applicable securities laws or regulations to disclose, upon written notice of such determination by Ashford Inc. to the Holders, the rights of the Holders to offer, sell or distribute any Registrable Securities pursuant to a Resale Shelf Registration Statement or to require Ashford Inc. to take action with respect to the registration or sale of any Registrable Securities pursuant to a Resale Shelf Registration Statement shall be suspended until the earlier of (i) the date upon which Ashford Inc. notifies the Holders in writing that suspension of such rights for the grounds set forth in this Section 2.9(a) is no longer necessary and (ii) one-hundred eighty (180) days; provided, however, no such 180-day period shall be successive with respect to the same Confidential Information.  Ashford Inc. agrees to give the notice under (i) above as promptly as practicable following the date that such suspension of rights is no longer necessary.

If all reports required to be filed by Ashford Inc. pursuant to the Exchange Act have not been filed by the required date without regard to any extension, or if the consummation of any business combination by Ashford Inc. has occurred or is probable for purposes of Rule 3-05 or Article 11 of Regulation S-X promulgated under the Securities Act or any successor rule, upon written notice thereof by Ashford Inc. to the Holders, the rights of the Holders to offer, sell or distribute any Registrable Securities pursuant to a Resale Shelf Registration Statement or to require Ashford Inc. to take action with respect to the registration or sale of any Registrable Securities pursuant to a Resale Shelf Registration Statement shall be suspended until the date on which Ashford Inc. has filed such reports or obtained and filed the financial information required by Rule 3-05 or Article 11 of Regulation S-X to be included or incorporated by reference, as applicable, in the Resale Shelf Registration Statement, and Ashford Inc. shall notify the Holders as promptly as practicable when such suspension is no longer required.

Section 2.10                            Additional Shares.  Ashford Inc., at its option, may register under a Shelf Registration Statement and any filings with any state securities commissions filed pursuant to this Agreement, any number of unissued shares of Common Stock or any shares of Common Stock owned by any other stockholder or stockholders of the Company.

ARTICLE III

MISCELLANEOUS

Section 3.1                                   Remedies.  In addition to being entitled to exercise all rights provided herein and granted by law, including recovery of damages, the Holders shall be entitled to specific performance of the rights under this Agreement.  Ashford Inc. agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

Section 3.2                                   Amendments and Waivers.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, in each case without the written consent of Ashford Inc. and the Holders of a majority of the Registrable Securities (with Holders of Exchangeable Ashford LLC Common Units deemed to be Holders, for purposes of this Section, of the number of shares of Common Stock into which such Exchangeable Ashford LLC Common Units would be exchangeable for as of the date on which consent is requested); provided, however, that the effect of any such amendment will be that the consenting Holders

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will not be treated more favorably than all other Holders (without regard to any differences in effect that such amendment or waiver may have on the Holders due to the differing amounts of Registrable Shares held by such Holders).  No failure or delay by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon any breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

Section 3.3                                   Notices.  All notices and other communications in connection with this Agreement shall be made in writing by hand delivery, registered first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

(i)             if to any Holder, initially to the address indicated in such Holder’s Notice and Questionnaire or, if no Notice and Questionnaire has been delivered, to such other address as any Holder shall have specified in writing; and

(ii)          if to Ashford Inc., to 14185 Dallas Parkway, Suite 1100, Dallas, TX 25254, Attention: Chief Legal Officer, or to such other address as Ashford Inc. may hereafter specify in writing.

All such notices and communications shall be deemed to have been duly given: (A) at the time delivered by hand, if personally delivered; (B) when received if deposited in the mail, postage prepaid; (C) when answered back, if telexed; (D) when receipt acknowledged, if telecopied; and (E) on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

Section 3.4                                   Successors and Assigns.

This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties.  Any Holder may assign its rights under this Agreement without the consent of Ashford Inc. in connection with a transfer of such Holder’s Ashford LLC Common Units or Registrable Securities; provided, that the Holder satisfies all applicable transfer provisions for the Ashford LLC Common Units or Registrable Securities, as applicable, and notifies Ashford Inc. of such proposed transfer and assignment and the transferee or assignee of such rights assumes in writing the obligations of such Holder under this Agreement.

Section 3.5                                   Counterparts.  This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Each party shall become bound by this Agreement immediately upon affixing its signature hereto.

Section 3.6                                   Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of Texas without regard to the choice of law provisions thereof.

Section 3.7                                   Severability.  In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other

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respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

Section 3.8                                   Entire Agreement.  This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by Ashford Inc. with respect to the Registrable Securities.  This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

Section 3.9                                   Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 3.10                            No Third Party Beneficiaries.  Nothing express or implied herein is intended or shall be construed to confer upon any person or entity, other than the parties hereto and their respective successors and assigns, any rights, remedies or other benefits under or by reason of this Agreement.

Section 3.11                            Termination.  The obligations of the parties hereunder shall terminate (i) with respect to a Holder when it no longer holds Registrable Securities, and (ii) with respect to Ashford Inc. upon the end of the Effectiveness Period with respect to any Issuer Shelf Registration Statement and when there are no longer any Registrable Securities with respect to any Resale Shelf Registration Statement; except, in each case, for any obligations under Sections 2.1(c), 2.3, 2.4, 2.5, 2.6 and 2.7 and Article III that, by their terms, are intended to survive for a specific period of time.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

ASHFORD INC.

By:
Name: David A. Brooks
Title: Chief Operating Officer

Address:
14185 Dallas Parkway, Suite 1100
Dallas, TX 75254

[Signature Page to Registration Rights Agreement]

ASHFORD LLC UNIT HOLDER:

,

By:
Name:
Title:

Address:

[Signature Page to Registration Rights Agreement]

Exhibit A

Monty Bennett

14185 Dallas Parkway, Suite 1100

Dallas, TX 75254

Dartmore, LP

c/o Monty Bennett

14185 Dallas Parkway, Suite 1150

Dallas, TX 75254

MJB Investments, LP

c/o Monty Bennett

14185 Dallas Parkway, Suite 1150

Dallas, TX 75254

Reserve, LP IV

c/o Monty Bennett

14185 Dallas Parkway, Suite 1150

Dallas, TX 75254

Reserve, LP III

c/o Monty Bennett

14185 Dallas Parkway, Suite 1150

Dallas, TX 75254

Archie Bennett Jr.

14185 Dallas Parkway, Suite 1150

Dallas, TX 75254

1080 Partners LP

c/o Archie Bennett Jr.

14185 Dallas Parkway, Suite 1150

Dallas, TX 75254

3 MB Associates

Attn: Martin Edelman

75 E. 55th St., 9th Fl.

New York, NY 10022

Ashford Financial Corporation

14185 Dallas Parkway, Suite 1150

Dallas, TX 75254

Helmut Horn

1110 Jorie Blvd, Suite 350

Oak Brook, IL 60523

Graham Hershman

522 N. Oak

Hinsdale, IL 60521

Emily Landau

c/o Neal Black of Fisher Brothers

299 Park Avenue

New York, NY 10171

Martin Edelman

75 E. 55th St, 8th Fl

New York, NY 10022

FGT, L.P.

One Embarcadero Ctr, Ste 1350

San Francisco, CA 94111

David Kimichik

14185 Dallas Parkway, Suite 1100

Dallas, TX 75254

David Brooks

14185 Dallas Parkway, Suite 1100

Dallas, TX 75254

Mark Nunneley

14185 Dallas Parkway, Suite 1100

Dallas, TX 75254

Doug Kessler

14185 Dallas Parkway, Suite 1100

Dallas, TX 75254

Rob Hayes

14185 Dallas Parkway, Suite 1100

Dallas, TX 75254

Pia Ackerman

14185 Dallas Parkway, Suite 1100

Dallas, TX 75254

Deric Eubanks

14185 Dallas Parkway, Suite 1100

Dallas, TX 75254

Jeremy Welter

14185 Dallas Parkway, Suite 1100

Dallas, TX 75254

Milissa Foshee

14185 Dallas Parkway, Suite 1100

Dallas, TX 75254

Ben Ansell

14185 Dallas Parkway, Suite 1100

Dallas, TX 75254

Kamal Jafarnia

14185 Dallas Parkway, Suite 1100

Dallas, TX 75254

Michael Murphy

14185 Dallas Parkway, Suite 1100

Dallas, TX 75254

Lawrence D. Barkman

1625 Wyatts Ridge Road

Crownsville, MD 21032

Arthur A. Birney

888 17th St. NW, Suite 202

Washington, DC 20006

Washington Brick & Terra Cotta Company, L.P., L.L.P.

3168 Braverton St, Suite 400

Edgewater, MD 21037

Barbara Fleischman

870 United Nations Plaza, Apt 37C

New York, NY 10017

Laura Glassman

1300 Crystal Drive, Suite 804S

Arlington, VA 22202

Paul Glassman

3102 Gransville Ave

Los Angeles, CA 90066

Kogod Family Holding Group LLC

2345 Crystal Drive

Arlington, VA 22202

Arlene R. Kogod

2345 Crystal Drive

Arlington, VA 22202

Lauren Sue Kogod

2345 Crystal Drive

Arlington, VA 22202

Leslie Susan Kogod

2345 Crystal Drive

Arlington, VA 22202

Robert P. Kogod

2345 Crystal Drive

Arlington, VA 22202

Stuart Allan Kogod

2345 Crystal Drive

Arlington, VA 22202

Clarice Smith Marital Deduction Trust

2345 Crystal Drive

Arlington, VA 22202

MC II Associates

2345 Crystal Drive

Arlington, VA 22202

Exhibit B

Form of Notice and Questionnaire

The undersigned beneficial holder of shares of common stock, par value $.01 per share (“Common Stock”), of Ashford Inc. (the “Company”) and/or common units of membership interests of Ashford Hospitality Advisors LLC (“Ashford LLC”) convertible into shares of Common Stock (any such Common Stock, the “Registrable Securities”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) one or more registration statements (collectively, the “Resale Shelf Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”), dated                  , 2014, by the Company for the benefit of the holders of common units in Ashford LLC whose names are set forth on Exhibit A attached thereto. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Registration Rights Agreement.

Each beneficial owner of Registrable Securities is entitled to the benefits of the Registration Rights Agreement. In order to sell or otherwise dispose of any Registrable Securities pursuant to the Resale Shelf Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling security holder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions as described below). To be included in the Resale Shelf Registration Statement, this Notice and Questionnaire must be completed, executed and delivered to the Company at the address set forth herein on or prior to the tenth business day before the effectiveness of the Resale Shelf Registration Statement. We will give notice of the filing and effectiveness of the initial Resale Shelf Registration Statement by issuing a press release and by mailing a notice to the holders at their addresses set forth in the register of the registrar.

Beneficial owners that do not complete this Notice and Questionnaire and deliver it to the Company as provided below will not be named as selling security holders in the prospectus and therefore will not be permitted to sell any Registrable Securities pursuant to the Resale Shelf Registration Statement. Beneficial owners are encouraged to complete and deliver this Notice and Questionnaire prior to the effectiveness of the initial Resale Shelf Registration Statement so that such beneficial owners may be named as selling security holders in the related prospectus at the time of effectiveness. Upon receipt of a completed Notice and Questionnaire from a beneficial owner following the effectiveness of the initial Resale Shelf Registration Statement, in accordance with the Registration Rights Agreement, the Company will file such amendments to the initial Resale Shelf Registration Statement or additional shelf registration statements or supplements to the related prospectus as are necessary to permit such holder to deliver such prospectus to purchasers of Registrable Securities.

Certain legal consequences arise from being named as selling security holders in the Resale Shelf Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling security holder in the Resale Shelf Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Security Holder”) of Registrable Securities hereby elects to include in the prospectus forming a part of the Resale Shelf Registration Statement the Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3). The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company and its directors, officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against certain losses arising in connection with statements concerning the undersigned made in the Resale Shelf Registration Statement or the related prospectus in reliance upon the information provided in this Notice and Questionnaire.

The undersigned hereby provides the following information to the Company and represents and warrants to the Company that such information is accurate and complete:

QUESTIONNAIRE

1.              (a)                                 Full Legal Name of Selling Security Holder:

(b)                                 Full Legal Name of registered holder (if not the same as (a) above) through which Registrable Securities listed in Item (3) below are held:

(c)                                  Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in Item (3) below are held:

(d)                                 List below the individual or individuals who exercise voting and/or dispositive powers with respect to the Registrable Securities listed in Item (3) below:

2.              Address for Notices to Selling Security Holder:

Telephone:

Fax:

E-mail address:

Contact Person:

3.              Beneficial Ownership of Registrable Securities:

Type of Registrable Securities beneficially owned, and number of shares of Common Stock and/or Ashford LLC Common Units, as the case may be, beneficially owned:

4.              Beneficial Ownership of Securities of the Company Owned by the Selling Security Holder:

Except as set forth below in this Item (4), the undersigned is not the beneficial or registered owner of any securities of the Company, other than the Registrable Securities listed above in Item (3).

Type and amount of other securities beneficially owned by the Selling Security Holder:

5.              Relationship with the Company

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

6.              Plan of Distribution

Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Registrable Securities listed above in Item (3) pursuant to the Resale Shelf Registration Statement only as follows and will not be offering any of such Registrable Securities pursuant to an agreement, arrangement or understanding entered into with a broker or dealer prior to the effective date of the Resale Shelf Registration Statement. Such Registrable Securities may be sold from time to time directly by the undersigned or, alternatively, through broker-dealers or agents. If the Registrable Securities are sold through broker-dealers, the Selling Security Holder will be responsible for discounts or commissions or agent’s commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions)

(i)                                     on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale;

(ii)                                  in the over-the-counter market;

(iii)                               in transactions otherwise than on such exchanges or services or in the over-the-counter market; or

(iv)                              through the writing of options.

In connection with sales of the Registrable Securities or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

State any exceptions here:

Note:  In no event may such method(s) of distribution take the form of an underwritten offering of the Registrable Securities.

ACKNOWLEDGEMENTS

The undersigned acknowledges that it understands its obligation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Registration Rights Agreement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

The Selling Security Holder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons set forth therein. Pursuant to the Registration Rights Agreement, Ashford Inc. has agreed under certain circumstances to indemnify the Selling Security Holders against certain liabilities.

In accordance with the undersigned’s obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Resale Shelf Registration Statement, the undersigned agrees to promptly notify Ashford Inc. of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Resale Shelf Registration Statement remains effective. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing at the address set forth below.

In the event that the undersigned transfers all or any portion of the Registrable Securities listed in Item 3 above after the date on which such information is provided to Ashford Inc., the undersigned agrees to notify the transferee(s) at the time of transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

By signing this Notice and Questionnaire, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Resale Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Resale Shelf Registration Statement and the related prospectus.

Once this Notice and Questionnaire is executed by the Selling Security Holder and received by the Company, the terms of this Notice and Questionnaire and the representations and warranties contained herein shall be binding on, shall insure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the Selling Security Holder with respect to the Registrable Securities beneficially owned by such Selling Security Holder and listed in Item 3 above.

This Notice and Questionnaire shall be governed by, and construed in accordance with, the laws of the State of Texas.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Holder:

By:
Name:
Title:

Dated:

Please return the completed and executed Notice and Questionnaire to:

Ashford Inc.

14185 Dallas Parkway, Suite 1100

Dallas, TX  75254

Tel: (972) 490-9600

Attention:  Chief Legal Officer